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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of National Waterworks, Inc. (the "Company"), on Form 10-Q for the period ended March 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Hornish, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry K. Hornish, Jr.
-------------------------
Harry Hornish
President and Chief Executive Officer
May 7, 2003

A signed written statement required by Section 906 has been provided to National Waterworks, Inc. and will be retained by National Waterworks, Inc. and furnished to the Securities and Exchange Commission and its staff upon request.


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